Revised  8/30/00

                                          MASTER CUSTODY AGREEMENT

                                                 EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.
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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(IF APPLICABLE)
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Adjustable Rate Securities           Delaware Business Trust  U.S. Government Adjustable Rate Mortgage
Portfolios                                                    Portfolio

Franklin Asset Allocation Fund       Delaware Business Trust

Franklin California Tax-Free Income  Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust   Massachusetts Business   Franklin California Insured Tax-Free Income
                                                               Trust Fund
                                                              Franklin California Tax-Exempt Money Fund
                                                              Franklin California Intermediate-Term Tax-Free
                                                               Income Fund

Franklin Custodian Funds, Inc.       Maryland Corporation     Growth Series
                                                              Utilities Series
                                                              Dynatech Series
                                                              Income Series
                                                              U.S. Government Securities Series

Franklin Growth and Income Fund      Delaware Business Trust

Franklin Federal Money Fund          California Corporation

Franklin Federal Tax- Free Income    California Corporation
Fund
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INVESTMENT COMPANY                         ORGANIZATION       SERIES ---(IF APPLICABLE)
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Franklin Gold & Precious Metals Fund Delaware Business Trust

Franklin High Income Trust           Delaware Business Trust  AGE High Income Fund

Franklin Investors Securities Trust  Massachusetts Business   Franklin Global Government Income Fund
                                     Trust                    Franklin Short-Intermediate U.S. Govt
                                                              Securities Fund
                                                              Franklin Convertible Securities Fund
                                                              Franklin Adjustable U.S. Government Securities
                                                               Fund
                                                              Franklin Equity Income Fund
                                                              Franklin Bond Fund

Franklin Managed Trust               Delaware Business Trust  Franklin Rising Dividends Fund


Franklin Money Fund                  California Corporation

Franklin Municipal Securities Trust  Delaware Business Trust  Franklin California High Yield Municipal Fund
                                                              Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund Inc.     Maryland Corporation     Mutual Shares Fund
                                                              Mutual Beacon Fund
                                                              Mutual Qualified Fund
                                                              Mutual Discovery Fund
                                                              Mutual European Fund
                                                              Mutual Financial Services Fund

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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(IF APPLICABLE)

Franklin New York Tax-Free Income    Delaware Business Trust
Fund

Franklin New York Tax-Free Trust     Massachusetts Business   Franklin New York Tax-Exempt Money Fund
                                     Trust                    Franklin New York Intermediate-Term Tax-Free
                                                               Income Fund
                                                              Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities      Delaware Business Trust  Franklin Real Estate Securities Fund
Trust
Franklin Strategic Mortgage          Delaware Business Trust
Portfolio
Franklin Strategic Series            Delaware Business Trust  Franklin California Growth Fund
                                                              Franklin Strategic Income Fund
                                                              Franklin MidCap Growth Fund
                                                              Franklin Global Utilities Fund
                                                              Franklin Small Cap Growth Fund
                                                              Franklin Global Health Care Fund
                                                              Franklin Natural Resources Fund
                                                              Franklin Blue Chip Fund
                                                              Franklin Biotechnology Discovery Fund
                                                              Franklin U.S. Long-Short Fund
                                                              Franklin Large Cap Growth Fund
                                                              Franklin Aggressive Growth Fund
                                                              Franklin Small Cap Growth Fund II
                                                              Franklin Technology Fund

Franklin Tax-Exempt Money Fund       California Corporation

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INVESTMENT COMPANY                   ORGANIZATION             SERIES---(IF APPLICABLE)

Franklin Tax-Free Trust              Massachusetts Business   Franklin Massachusetts Insured Tax-Free Income
                                      Trust                    Fund
                                                              Franklin Michigan Insured Tax-Free Income Fund
                                                              Franklin Minnesota Insured Tax-Free Income Fund
                                                              Franklin Insured Tax-Free Income Fund
                                                              Franklin Ohio Insured Tax-Free Income Fund
                                                              Franklin Puerto Rico Tax-Free Income Fund
                                                              Franklin Arizona Tax-Free Income Fund
                                                              Franklin Colorado Tax-Free Income Fund
                                                              Franklin Georgia Tax-Free Income Fund
                                                              Franklin Pennsylvania Tax-Free Income Fund
                                                              Franklin High Yield Tax-Free Income Fund
                                                              Franklin Missouri Tax-Free Income Fund
                                                              Franklin Oregon Tax-Free Income Fund
                                                              Franklin Texas Tax-Free Income Fund
                                                              Franklin Virginia Tax-Free Income Fund
                                                              Franklin Alabama Tax-Free Income Fund
                                                              Franklin Florida Tax-Free Income Fund
                                                              Franklin Connecticut Tax-Free Income Fund
                                                              Franklin Louisiana Tax-Free Income Fund
                                                              Franklin Maryland Tax-Free Income Fund
                                                              Franklin North Carolina Tax-Free Income Fund
                                                              Franklin New Jersey Tax-Free Income Fund
                                                              Franklin Kentucky Tax-Free Income Fund
                                                              Franklin Federal Intermediate-Term
                                                               Tax-Free Income Fund
                                                              Franklin Arizona Insured Tax-Free Income Fund
                                                              Franklin Florida Insured Tax-Free Income fund

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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(IF APPLICABLE)

Franklin Templeton Fund Allocator    Delaware Business Trust  Franklin Templeton Conservative Target Fund
Series                                                        Franklin Templeton Moderate Target Fund
                                                              Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust      Delaware Business Trust  Franklin Templeton Global Currency Fund
                                                              Franklin Templeton Hard Currency Fund

Franklin Templeton International     Delaware Business Trust  Templeton Pacific Growth Fund
Trust                                                         Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust  Delaware Business Trust  Franklin Templeton Money Fund

Franklin Value Investors Trust       Massachusetts Business   Franklin Balance Sheet Investment Fund
                                     Trust                    Franklin MicroCap Value Fund
                                                              Franklin Value Fund
                                                              Franklin Large Cap Value Fund

Franklin Templeton Variable          Massachusetts Business   Franklin Money Market Fund
Insurance Products Trust             Trust                    Franklin Growth and Income Fund
                                                              Franklin Natural Resources Securities Fund
                                                              Franklin Real Estate Fund
                                                              Franklin Global Communications Securities Fund
                                                              Franklin High Income Fund
                                                              Templeton Global Income Securities Fund
                                                              Franklin Income Securities Fund
                                                              Franklin U.S. Government Fund
                                                              Franklin Zero Coupon Fund - 2000
                                                              Franklin Zero Coupon Fund - 2005
                                                              Franklin Zero Coupon Fund - 2010
                                                              Franklin Rising  Dividends Securities Fund
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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(IF APPLICABLE)

Franklin Templeton Variable          Massachusetts Business   Templeton Pacific Growth Securities Fund
Insurance Products Trust   (cont.)   Trust                    Templeton International Securities Fund
                                                              Templeton Developing Markets Securities Fund
                                                              Templeton Growth Securities Fund
                                                              Templeton Asset Strategy Fund
                                                              Franklin Small Cap Fund
                                                              Franklin Large Cap Growth Securities Fund
                                                              Templeton International Smaller Companies
                                                               Fund
                                                              Mutual Discovery Securities Fund
                                                              Mutual Shares Securities Fund
                                                              Franklin Global Health Care Securities Fund
                                                              Franklin Value Securities Fund
                                                              Franklin Aggressive Growth Securities Fund
                                                              Franklin S&P 500 Index Fund
                                                              Franklin Strategic Income Securities Fund
                                                              Franklin Technology Securities Fund
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Institutional Fiduciary Trust        Massachusetts Business   Money Market Portfolio
                                     Trust                    Franklin U.S. Government Securities Money
                                                               Market Portfolio
                                                              Franklin Cash Reserves Fund

The Money Market Portfolios          Delaware Business Trust  The Money Market Portfolio
                                                              The U.S. Government Securities Money Market
                                                               Portfolio

Templeton Variable Products Series                            Franklin Growth Investments Fund
Fund                                                          Mutual Shares Investments Fund
                                                              Mutual Discovery Investments Fund
                                                              Franklin Small Cap Investments Fund
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INVESTMENT COMPANY                   ORGANIZATION                        SERIES---(IF APPLICABLE)

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Franklin Floating Rate Master Trust  Delaware Business Trust  Franklin Floating Rate Master Series

CLOSED END FUNDS:

Franklin Multi-Income Trust          Massachusetts Business
                                     Trust

Franklin Universal Trust             Massachusetts Business
                                     Trust

Franklin Floating Rate Trust         Delaware Business Trust

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